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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                    FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  January 31, 1997



                                  SITEL CORPORATION
            (Exact name of registrant as specified in its charter)



        Minnesota                  1-12577                   47-0684333
(State or jurisdiction         (Commission File            (IRS Employer
    incorporation or               Number)                 Identification No.)
      organization)


                              13215 Birch Street
                            Omaha, Nebraska 68164
                                (402) 963-3010
 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                  ____________________________________________












This 8-K consists of 3 pages.

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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

	On January 31, 1997, in connection with the acquisition of all of the outstanding shares in Telebusiness New Zealand Limited ("Telebusiness") by an affiliated company of the registrant, the registrant issued 515,488 shares of its Common Stock to the owners of Telebusiness in satisfaction of 14,395,000 New Zealand Dollars of the acquisition price. The issued shares were sold outside the United States in reliance upon Regulation S.






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                             				SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  February 12, 1997		        	SITEL Corporation

                                   By:  /s/Michael P May
                                      _________________________________
                                      Michael P. May, Chief Executive Officer